UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 11, 2012

Date of Earliest Event Reported: January 9, 2012

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 9, 2012, Mid-Con Energy Partners, LP (the “Partnership”) issued a press release announcing the exercise of the underwriters’ option to purchase an additional 810,000 common units representing limited partner interests in the Partnership at a price to the public of $18.00 per common unit. The closing of the underwriters’ over-allotment option occurred on January 9, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 11, 2012, the Partnership issued a press release announcing the opening of its Dallas headquarters. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Mid-Con Energy Partners, LP Press Release dated January 9, 2012.

99.2	Mid-Con Energy Partners, LP Press Release dated January 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 11, 2012

Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC,
its general partner

By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead, President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Mid-Con Energy Partners, LP Press Release dated January 9, 2012.

99.2	Mid-Con Energy Partners, LP Press Release dated January 11, 2012.